Filed pursuant to Rule 497(e)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

(formerly ASTON FUNDS)

AMG River Road Select Value Fund

(formerly ASTON/River Road Select Value Fund)

Supplement dated December 16, 2016 to the Prospectus dated February 29, 2016, as supplemented July 28, 2016, August 26, 2016, September 30, 2016 and October 27, 2016, the Statement of Additional Information dated February 29, 2016, as supplemented April 1, 2016, July 28, 2016, August 26, 2016, September 30, 2016 and October 27, 2016, and the Summary Prospectus dated March 1, 2016, as revised October 27, 2016

The following information supplements and supersedes any information to the contrary in the Prospectus and Summary Prospectus (collectively, the “Prospectuses”) and the Statement of Additional Information (the “SAI”) of AMG River Road Select Value Fund (the “Fund”), dated as noted above.

With respect to the legend that appears on the cover page of the Summary Prospectus, the last sentence is hereby deleted and replaced with the following:

The Fund’s prospectus, dated February 29, 2016, as supplemented July 28, 2016, August 26, 2016, September 30, 2016, October 27, 2016 and December 16, 2016, and statement of additional information, dated February 29, 2016, as supplemented April 1, 2016, July 28, 2016, August 26, 2016, September 30, 2016, October 27, 2016 and December 16, 2016, are incorporated by reference to this summary prospectus.

Effective January 1, 2017, the management fee for the Fund will be reduced from 0.90% to 0.75% and the contractual operating expense limit for the Fund will be reduced, through February 28, 2018, from 1.19% to 1.04% of the Fund’s average daily net assets. As of such date, all references in the Prospectuses and the SAI to the management fee and contractual operating expense limit of the Fund will be amended to reflect the foregoing.

Effective January 1, 2017, the section under “Fund Summaries – AMG River Road Select Value Fund” titled “Fees and Expenses” in the Prospectus and the section titled “Fees and Expenses” in the Summary Prospectus will be deleted and replaced with the following:

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fee(a)	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses(a)	0.32%	0.32%
Acquired Fund Fees and Expenses	0.03%	0.03%

Total Annual Fund Operating Expenses	1.35%	1.10%

(a)	Expense information has been restated to reflect current fees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and operating expenses remained the same.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$137	$428	$739	$1,624
Class I Shares	112	350	606	1,340

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUP PRO RRSLV 1216